UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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[ ]	Soliciting Material Under Rule 14a-12

Advaxis, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Advaxis, Inc.

305 College Road East

Princeton, New Jersey 08540

Dear Stockholder:

You are cordially invited to our 2016 Annual Meeting of Stockholders, to be held at 10:00 a.m. Eastern time, on March 10, 2016, at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016. At the meeting, the stockholders will be asked to (i) elect nine directors for a term of one year, (ii) approve an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock by 20,000,000 shares from 45,000,000 to 65,000,000, (iii) approve an amendment to our 2015 Incentive Plan to add an additional 1,000,000 shares authorized thereunder, (iv) approve an advisory (non-binding) resolution to regarding the compensation of our named executive officers, and (v) ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending October 31, 2016. You will also have the opportunity to ask questions and make comments at the meeting.

In accordance with the rules and regulations of the Securities and Exchange Commission, we are mailing our proxy statement and annual report to stockholders for the year ended October 31, 2015, on or about February 11, 2016.

It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

If you have any questions about the proxy statement or the accompanying 2015 Annual Report, please contact Gregory T. Mayes, our Chief Operating Officer and Corporate Secretary at (609) 250-7515.

We look forward to seeing you at the 2016 Annual Meeting.

Sincerely,

/s/ Daniel J. O’Connor
Daniel J. O’Connor
Chief Executive Officer

February 11, 2016

Princeton, New Jersey

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Advaxis, Inc.

305 College Road East

Princeton, New Jersey 08540

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2016 Annual Meeting of Stockholders of Advaxis, Inc. will be held at the offices of Alston & Bird LLP, our legal counsel, located at 90 Park Avenue, New York, New York 10016, on March 10, 2016, at 10:00 a.m., Eastern Time, to consider and act upon the following:

1.	To elect nine members to our Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock by 20,000,000 shares from 45,000,000 to 65,000,000.

3.	To approve an amendment to our 2015 Incentive Plan to authorize an additional 1,000,000 shares thereunder.

4.	To approve an advisory (non-binding) resolution regarding the compensation of our named executive officers.

5.	To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2016, which we refer to as fiscal 2016.

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Our proxy statement and annual report to stockholders for the year ended October 31, 2015 can also be viewed online by following the instructions listed on our proxy card.

Holders of record of the Company’s common stock at the close of business on January 15, 2016 are entitled to receive notice of, and to vote at, the Annual Meeting. The date of mailing this Notice of 2016 Annual Meeting of Stockholders and the accompanying Proxy Statement and materials is on or about February 11, 2016.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

/s/ Gregory T. Mayes
Gregory T. Mayes,
Chief Operating Officer and Secretary

February 11, 2016
Princeton, New Jersey

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 10, 2016.

THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR

THE FISCAL YEAR ENDED OCTOBER 31, 2015 ARE AVAILABLE AT HTTP://IR.ADVAXIS.COM/ALL-SEC-FILINGS

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND IN
ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL
MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD

AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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ADVAXIS, INC.

- iv -

ADVAXIS, INC.

305 College Road East

Princeton, New Jersey 08540

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 10, 2016

The enclosed proxy is solicited by the Board of Directors of Advaxis, Inc. for use at the Annual Meeting. Your vote is very important. For this reason, the Board is requesting that you allow your shares to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. In connection with the solicitation of proxies by the Board, we are mailing this proxy statement, the enclosed proxy card, and our Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which we refer to as fiscal 2015, to all stockholders entitled to vote at the Annual Meeting. We expect these materials to be first mailed to stockholders on or about February 11, 2016.

In this proxy statement, terms such as “we,” “us” and “our” refer to Advaxis, Inc., which may also be referred to from time to time as “Advaxis” or the “Company.”

Information About the Annual Meeting

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Eastern Time, on March 10, 2016.

Where will the Annual Meeting be held?

The Annual Meeting will be held at the offices of Alston & Bird LLP, our legal counsel, located at 90 Park Avenue, New York, New York 10016.

What items will be voted on at the Annual Meeting?

There are five matters scheduled for a vote:

●	To elect nine members to our Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

●	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock by 20,000,000 shares from 45,000,000 to 65,000,000;

●	To approve an amendment to our 2015 Incentive Plan to authorize an additional 1,000,000 shares thereunder;

●	To approve an advisory (non-binding) resolution regarding the compensation of our named executive officers; and

●	To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2016, which we refer to as fiscal 2016.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the Board of Directors’ recommendations?

Our Board recommends that you vote:

●	“FOR” the election of each of the nine nominees named herein to serve on the Board;

●	“FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock by 20,000,000 shares from 45,000,000 to 65,000,000;

●	“FOR” the approval of an amendment to our 2015 Incentive Plan to authorize an additional 1,000,000 shares thereunder;

●	“FOR” the approval of the advisory (non-binding) resolution regarding the compensation of our named executive officers; and

●	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2016.

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Information About the Voting

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on January 15, 2016, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 33,789,136 shares of common stock outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting.

●	Stockholders of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.

●	Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee. If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Pursuant to our bylaws, a quorum will be present if at least one-third of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On the Record Date, there were 33,789,136 shares outstanding and entitled to vote. Thus, 11,263,046 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, custodian or other nominee) or if you vote in person at the Annual Meeting. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

What is a proxy?

A proxy is a person you appoint to vote your shares of our common stock on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares of our common stock may be voted. If you vote by proxy, you will be designating Daniel J. O’Connor or Gregory T. Mayes, as your proxies. Messrs. O’Connor or Mayes may act on your behalf and have the authority to appoint a substitute to act as your proxy.

How do I vote?

Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this by internet, telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your broker or nominee.

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●	By Internet— If you have Internet access, you may authorize your proxy form any location in the world by following the “By Internet” instructions on the proxy card or, if applicable, the Internet voting instructions that may be described on the voting instruction card sent to you by your broker or nominee.

●	By Telephone— If you are calling from the United States or Canada, you may authorize your proxy by following the “By Telephone” instructions on the proxy card or, if applicable, the telephone voting instructions that may be described on the voting instruction card sent to you by your broker or nominee.

●	By Mail— You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy bearing a later date;

●	You may send a written notice that you are revoking your proxy to Advaxis, Inc. at 305 College Road East, Princeton, New Jersey 08540, Attention: Gregory T. Mayes, Chief Operating Officer and Secretary (so long as we receive such notice no later than the close of business on the day before the Annual Meeting); or

●	You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

What if I sign and return my proxy but do not provide voting instructions?

Proxy cards or voting instruction cards that are signed, dated and returned but do not contain voting instructions will be voted:

●	“FOR” the election of each of the nine nominees named herein to serve on the Board;

●	“FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock by 20,000,000 shares from 45,000,000 to 65,000,000;

●	“FOR” the approval of an amendment to our 2015 Incentive Plan to authorize an additional 1,000,000 shares thereunder;

●	“FOR” the approval of the advisory (non-binding) resolution regarding the compensation of our named executive officers; and

●	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2016.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” votes, withheld votes and broker non-votes, and, with respect to proposals other than the election of directors, “AGAINST” votes and abstentions. Abstentions will be counted towards the vote total for each proposal (other than for Proposal No. 1, the election of directors), and will have the same effect as “AGAINST” votes.

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Brokers who hold shares in street name have the discretionary authority to vote on certain “routine” items when they have not received instructions from their clients. For purposes of our Annual Meeting, brokers may only exercise discretionary authority with respect to Proposal No. 5 (the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2016). If the organization that holds your shares does not receive instructions from you on how to vote your shares on the other matters being considered at the Annual Meeting, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

How many votes are needed to approve each proposal?

●	For the election of directors (Proposal No. 1), the nine nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” or votes withheld with respect to any or all of the nominees will affect the outcome.

●	For the approval of the amendment to the Advaxis, Inc. Amended and Restated Certificate of Incorporation (Proposal No. 2), the proposal must each receive “FOR” votes from the holders of a majority of the total number of shares of our common stock outstanding on the record date.

●	To be approved, Proposal No. 3 (the approval of the amendment to the Advaxis, Inc. 2015 Incentive Plan), Proposal No 4 (the “say-on-pay” advisory proposal), and Proposal No. 5 (the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2016) must receive “FOR” votes from the holders of a majority of the shares present and entitled to vote either in person or by proxy.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC, within four business days after the Annual Meeting.

How do I obtain a list of the Company’s stockholders?

A list of our stockholders as of the Record Date will be available for inspection at our corporate headquarters located at 305 College Road East, Princeton, New Jersey 08540 during normal business hours during the 10-day period prior to the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Proxies also may be solicited by employees and our directors by mail, telephone, facsimile, e-mail or in person.

Additional Information

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Gregory T. Mayes, Chief Operating Officer and Secretary, by mail at Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, by telephone: (609) 250-7515 or by fax: (609) 452-9818.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our By-laws provide that the number of directors is to be no less than one and no more than nine and shall be fixed by action of the directors. Currently, our Board of Directors consists of 8 members. We have proposed nine individuals for nomination to our Board and will increase the size of the Board concurrently with the election of directors. Each director will hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal. For information regarding the independence of our directors, see “Corporate Governance Matters — Director Independence” elsewhere in this proxy statement.

Unless otherwise instructed, the persons named in the proxy will vote to elect the nine nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than nine directors.

Information for Nominees for Director

The names of the nominees for election as directors at the Annual Meeting, each of whom is an incumbent director (other than Mr. Mayes), and certain information about them, including their ages as of January 22, 2016 is set forth below:

Name	Age	Position

Dr. David Sidransky	55	Chairman of our Board of Directors
Dr. James P. Patton	58	Vice Chairman of our Board of Directors
Daniel J. O’Connor	51	President, Chief Executive Officer and Director
Roni A. Appel	49	Director
Richard J. Berman	73	Director
Dr. Samir N. Khleif	52	Director
Gregory T. Mayes	47	Chief Operating Officer, Executive Vice President and Secretary
Dr. Thomas McKearn	67	Director
Thomas J. Ridge	70	Director

Biographical information for all nominated directors and current directors is provided in the Corporate Governance Matters section elsewhere in this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ELECTING EACH OF
THE NINE NOMINEES LISTED ABOVE.

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PROPOSAL NO. 2

TO APPROVE an amendment to our AMENDED AND RESTATED Certificate of Incorporation to INCREASE our authorized shareS OF COMMON STOCK by 20,000,000 shares from 45,000,000 to 65,000,000

The Board of Directors has determined that it would be advisable and in our best interests to amend Article Fourth of our Amended and Restated Certificate of Incorporation, or the Charter, to increase the authorized shares of common stock of the Company by 20,000,000 shares from 45,000,000 shares to 65,000,000 shares. A copy of the proposed amendment to the Charter is attached to this Proxy Statement as Exhibit A (referred to as the “Proposed Amendment” herein).

Purposes and Effects of the Amendment

The additional common stock for which authorization is sought would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding.

Except for shares reserved or to be reserved for the issuance of shares of common stock underlying certain options to purchase shares of our common stock, we have no agreements or understandings concerning the issuance of any additional common stock. However, our Board of Directors believes that the increased authorization of common stock is advisable at this time both in order to avoid the adverse consequences to us of the failure to adopt this Proposal Two and so that shares will be available for issuance in the future on a timely basis if such need arises in connection with financings, acquisitions or other corporate purposes. This will enable us to take advantage of market conditions, the availability of favorable financing, and opportunities for acquisitions, without the delay and expense associated with convening a special stockholders’ meeting.

Unless required under Delaware law or our Amended and Restated Certificate of Incorporation or the rules of the NASDAQ Capital Market, our Board of Directors will be able to provide for the issuance of the additional shares of common stock without further action by our stockholders and no further authorization by the stockholders will be sought prior to such issuance.

Although not designed or intended for such purposes, the effect of the proposed increase in the authorized common stock might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. The authority of our Board of Directors to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional common stock would dilute the voting power of the common stock and preferred stock then outstanding. Our common stock could also be issued to purchasers who would support our Board of Directors in opposing a takeover bid which our Board determines not to be in our best interests and those of our stockholders.

In addition to the proposed amendment, our Amended and Restate Certificate of Incorporation and Amended and Restated Bylaws currently contain provisions approved by our stockholders that could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, or control us. These provisions could limit the price that certain investors might be willing to pay in the future for shares of our common stock. Our Amended and Restate Certificate of Incorporation allows us to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders and our amended and restated bylaws eliminates the right of stockholders to call a special meeting of stockholders, which could make it more difficult for stockholders to effect certain corporate actions. These provisions could also have the effect of delaying or preventing a change in control. The issuance of preferred stock could decrease the amount of earnings and assets available for distribution to the holders of our common stock or could adversely affect the rights and powers, including voting rights, of such holders. In certain circumstances, such issuance could have the effect of decreasing the market price of our common stock.

If the Proposed Amendment is approved by the stockholders, it will become effective upon filing and recording of a Certificate of Amendment as required by the Delaware General Corporation Law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK BY 20,000,000 SHARES FROM 45,000,000 TO 65,000,000. The adoption of the Proposed Amendment requires the affirmative vote of not less than a majority of the votes entitled to be cast by all shares of Common Stock issued and outstanding on the Record Date.

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PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE ADVAXIS, INC. 2015 INCENTIVE PLAN

TO AUTHORIZE AN ADDITIONAL 1,000,000 SHARES THEREUNDER

We are asking stockholders to approve an amendment to the Advaxis, Inc. 2015 Incentive Plan (the “2015 Plan”), which was approved by our stockholders at the 2015 Annual Meeting. On January 15, 2016, the Board of Directors approved an amendment to the 2015 Plan to increase the number of shares authorized under the Plan from 3,600,000 to 4,600,000, subject to stockholder approval at this Annual Meeting. Except for the proposed increase in the number of shares authorized under the 2015 Plan, the plan as previously approved by our stockholders in 2015 shall remain in full force and effect.

As of January 22, 2016, there were approximately 3,163,055 shares of our common stock subject to outstanding awards under the 2015 Plan. As of such date, there were approximately 548,333 shares of our common stock reserved and available for future awards under the 2015 Plan. The Compensation Committee believes the number of shares currently available under the 2015 Plan will not be sufficient to make the grants it believes will be needed to provide adequate long-term equity incentives to our key employees. Approval of the amendment to the 2015 Plan will enable the Company to continue making equity compensation grants that serve as incentives to recruit and retain key employees and to continue aligning the interests of its employees with stockholders.

Equity-based compensation is an important element in our compensation program. Equity compensation aligns the interests of our management and key employees with the interests of our stockholders, links pay to performance, and provides a strong incentive to our executives and key employees to join our Company and to remain as we continue to move towards commercialization of our products. Importantly, equity compensation allows us to conserve our crucial cash resources while still being able to attract high quality employees and competitively compensate our experienced management team. If we are not able to grant equity awards, we risk losing our executives and key employees to our competition, which would be disruptive and detrimental to our goals and, ultimately, to our stockholders.

A summary of the 2015 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2015 Plan, which is filed as Appendix A to the Company’s proxy statement for the 2015 Annual Meeting. A copy of the proposed amendment increasing the number of shares authorized under the Plan from 3,600,000 to 4,600,000 is attached to this proxy statement as Exhibit B.

Key Data Relating to Outstanding Equity Awards and Shares Available

The following table includes information regarding outstanding equity awards and shares available for future awards under the 2015 Plan as of January 22, 2016 (and without giving effect to approval of the amendment to the 2015 Plan under this Proposal):

Total shares underlying outstanding stock options	2,653,196
Weighted average exercise price of outstanding stock options	$13.18
Weighted average remaining contractual life of outstanding stock options	8.87 years
Total shares underlying outstanding full value awards (1)	2,653,196
Total shares currently available for grant	548,333

(1)	Includes the maximum number of shares issuable upon conversion of performance awards assuming maximum achievement of all performance goals.

Summary of the 2015 Plan

Purpose and Eligibility. The purpose of the 2015 Plan is to promote the Company’s success by linking the personal interests of its employees, officers, directors and consultants to those of the Company’s stockholders, and by providing participants with an incentive for outstanding performance. As of January 22, 2016, approximately 50 employees and 7 non-employee directors would be eligible to participate in the 2015 Plan.

Administration. The 2015 Plan will be administered by the Compensation Committee of the Board of Directors. The Committee will have the authority to: designate participants; grant awards; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2015 Plan; and make all other decisions and determinations that may be required under the 2015 Plan.

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Awards to Non-Employee Directors. Notwithstanding the above, awards granted under the 2015 Plan to the Company’s non-employee directors will be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time.

Permissible Awards. The 2015 Plan authorizes the granting of awards in any of the following forms:

●	market-priced options to purchase shares of our Common Stock, which may be designated under the Code as nonstatutory stock options or incentive stock options;

●	stock appreciation rights, which give the holder the right to receive an amount (payable in cash or stock, as specified in the award agreement) equal to the excess of the fair market value per share of our Common Stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date), multiplied by the number of stock appreciation rights that have been exercised by the holder;

●	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

●	stock units, which represent the right to receive shares of Common Stock (or an equivalent value in cash or other property, as specified in the award agreement) at a designated time in the future and subject to any vesting requirement as may be set by the Committee;

●	performance awards, which represent any award of the types listed above which have a performance-vesting component based on the achievement, or the level of achievement, of one or more performance goals during a specified performance period, as established by the Committee;

●	other stock-based awards that are denominated or payable in, valued by reference to, or otherwise based on, shares of Common Stock;

●	cash-based awards, including performance-based annual bonus awards.

Shares Available for Awards. Subject to proportionate adjustment in the event of stock splits and similar events, the aggregate number of shares of Common Stock that may be issued under the 2015 Plan, as proposed to be amended is 4,600,000 shares, plus a number of additional shares (not to exceed 650,000) underlying awards outstanding under the Company’s prior equity incentive plan as of the effective date of the 2015 Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason.

Shares subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will again be available for future grants of awards under the 2015 Plan. To the extent that the full number of shares subject to a full-value award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued shares originally subject to the award will be added back to the plan share reserve. Shares delivered by the participant or withheld from an award to satisfy tax withholding requirements, and shares delivered or withheld to pay the exercise price of an option, will not be used to replenish the plan share reserve. Upon exercise of a SAR, the full number of shares underlying the award (rather than any lesser number based on the net number of shares actually delivered upon exercise) will count against the plan share reserve. The Committee may grant awards under the 2015 Plan in substitution for awards held by employees of another entity who become employees of the Company as a result of a business combination, and such substitute awards will not count against the plan share reserve.

Limitations on Awards. The maximum aggregate number of shares of Common Stock subject to time-vesting options or time-vesting SARs that may be granted under the 2015 Plan in any calendar year to any one participant is 250,000 each. With respect to performance vesting awards, for any calendar year, the maximum amount that may be paid to any one participant payable in cash or property or other than shares is $2,500,000, and the maximum number of shares that may be paid to any one participant payable in stock is 250,000 shares. The maximum aggregate number of shares subject to awards that may be granted under the 2015 Plan to any non-employee director in any calendar year is 200,000 shares.

8

Minimum Vesting Requirements. Except in the case of substitute awards granted in a business combination as described above, full-value awards, options and SARs shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. However, the Committee may at its discretion (i) accelerate vesting of such full-value awards, options and SARs in the event of the participant’s termination of service, or the occurrence of a change in control, or (ii) grant full-value awards, options and SARs without the minimum vesting requirements described above with respect to awards covering 5% or fewer of the total number of shares authorized under the 2015 Plan.

Qualified Performance-Based Awards. All options and stock appreciation rights granted under the 2015 Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Committee may designate any other award granted under the 2015 Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate over a performance term to be designated by the Committee:

●	Revenue
●	Sales
●	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)
●	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)
●	Net income (before or after taxes, operating income or other income measures)
●	Cash (cash flow, cash generation or other cash measures)
●	Stock price or performance
●	Total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price)
●	Economic value added
●	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);
●	Market share
●	Improvements in capital structure
●	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)
●	Business expansion or consolidation (acquisitions and divestitures)
●	Internal rate of return or increase in net present value
●	Working capital targets relating to inventory and/or accounts receivable
●	Inventory management
●	Service or product delivery or quality
●	Customer satisfaction
●	Employee retention
●	Safety standards
●	Productivity measures
●	Cost reduction measures
●	Strategic plan development and implementation

The Committee must establish such goals within the time period prescribed by Code Section 162(m), and the Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal.

The Committee may provide, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period. Any payment of an award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

Treatment of Awards upon a Change of Control. Unless otherwise provided in an award agreement or any special plan document governing an award:

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(A)	in the event of a change of control of the Company in which a successor entity fails to assume and maintain awards under the 2015 Plan:

●	all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

●	the target payout opportunities attainable under outstanding performance-based awards will be deemed to have been fully earned as of the change in control based upon an assumed achievement of all relevant performance goals at the “target” level, and there will be a pro rata payout to the Participant within 60 days following the change of control.

(B)	in the event of a change of control of the Company in which a successor entity assumes or otherwise equitably converts awards under the 2015 Plan, if within two years after the effective date of the change of control, a participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined), then:

●	all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

●	the target payout opportunities attainable under outstanding performance-based awards will be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level, and there will be a pro rata payout to the Participant within 60 days following the termination of employment.

Anti-dilution Adjustments. In the event of a transaction between us and our stockholders that causes the per-share value of our Common Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits and annual award limits under the 2015 Plan will be adjusted proportionately, and the Committee shall make such adjustments to the 2015 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

Amendment and Termination of the 2015 Plan. No awards may be granted under the 2015 Plan after the tenth anniversary of the effective date of the plan. The Board or the Committee may amend, suspend or terminate the 2015 Plan at any time, except that no amendment may be made without the approval of the Company’s stockholders if stockholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the Common Stock may then be listed, or if the amendment, alteration or other change materially increases the benefits accruing to participants, increases the number of shares available under the 2015 Plan or modifies the requirements for participation under the 2015 Plan, or if the Board or Committee its discretion determines that obtaining such stockholders approval is for any reason advisable. No amendment or termination of the 2015 Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. The Committee may amend or terminate outstanding awards at any time, except that no amendment or termination of outstanding award may, without the written consent of the participant, reduce or diminish the value of such outstanding awards.

Prohibition on Repricing. Without the prior consent of the Company’s stockholders, outstanding stock options and SARs cannot be repriced, directly or indirectly, nor may stock options or SARs be cancelled in exchanged for stock options or SARs with an exercise or base price that is less than the exercise price or base price of the original stock options or SARs. In addition, the Company may not, without the prior approval of stockholders, repurchase an option or stock appreciation right for value from a participant if the current market value of the underlying stock is lower than the exercise price per share of the option or stock appreciation right.

Limitations on Transfer; Beneficiaries. No right or interest of a participant in any award may be pledged or encumbered to or in favor of any person other than the Company, or be subject to any lien, obligation or liability of the participant to any person other than the Company or an affiliate. Except to the extent otherwise determined by the Committee with respect to awards other than incentive stock options, no award may be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution.

Clawback Policy. Awards under the 2015 Plan will be subject to any compensation recoupment policy (sometimes referred to as a “clawback policy”) of the Company as adopted from time to time.

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Federal Income Tax Consequences

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2015 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State, local and ex-U.S. income tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.

Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the 2015 Plan. When the optionee exercises a Nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, then the amount equal to the excess of the amount realized upon sale or disposition of the option shares over the exercise price will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2015 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of cash, stock or other property in settlement of a performance award, the participant will recognize ordinary income equal to the cash, stock or other property received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Performance awards granted under the 2015 Plan are intended to qualify for the “performance based compensation” exception from Code Section 162(m).

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Code Section 409A. The 2015 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, stock options and stock appreciation rights granted under the 2015 Plan, are designed to be exempt from the application of Code Section 409A. Restricted stock units and performance awards granted under the 2015 Plan would be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2015 Plan.

Benefits to Named Executive Officers and Others

Future Awards under the 2015 Plan are granted in the discretion of the Compensation Committee, and therefore are not determinable. The following table sets forth the number of stock option, restricted stock and restricted stock unit awards that have been granted under the 2015 Plan to our Named Executive Officers (as defined below) and the other individuals and groups indicated, as of January 22, 2016.

Name and Position	Stock Option	Restricted Stock and Restricted Stock Units
Daniel J. O’Connor	952,500	0
Gregory T. Mayes	403,045	0
David J. Mauro	242,665	0
All Current Executive Officers as a Group	1,598,210	0
All Employees as a Group (Including Officers who are not Executive Officers)	2,138,196	505,547
All Nonexecutive Directors as a Group	515,000	119,937

The Board of Directors unanimously recommends

a vote “FOR” PRoposal no. 3 relating to the approval of

AN AMENDMENT TO the advaxis, Inc. 2015 Incentive Plan.

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PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This Proposal No. 4, commonly known as a “say-on-pay” proposal, provides stockholders the opportunity to express their views on our named executive officers’ compensation.

Accordingly, stockholders will be asked to vote on the following resolution at the 2016 Annual Meeting:

“RESOLVED, that the stockholders of Advaxis, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Advaxis, Inc.’s Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the other related tables and disclosure.”

The Board of Directors believes that the compensation awarded to the named executive officers for the fiscal year ended October 31, 2015 is reasonable and appropriate, and justified by the performance of our Company.

Vote Required

Approval of Proposal No. 4, on an advisory basis, requires the affirmative vote of the holders of a majority of the shares present, either in person or by proxy, at the Annual Meeting.

This vote is advisory and therefore not binding on the Company or the Board. The Board and the Compensation Committee, however, will review the voting results and take them into account in making decisions regarding future compensation of the named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 4 REGARDING THE APPROVAL, ON AN ADVISORY BASIS,

OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

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PROPOSAL NO. 5

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee annually considers and selects our independent registered public accountants. The Audit Committee has selected Marcum LLP to act as our independent registered public accountants for fiscal 2016.

Stockholder ratification of Marcum LLP as our independent registered public accountants is not required by our by-laws, or otherwise. However, we are submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Marcum LLP as our independent registered public accountants, the Audit Committee will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of Marcum LLP are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 5 RELATING TO THE RATIFICATION

OF THE SELECTION OF MARCUM, LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2016

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AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the SEC or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing an opinion thereon. The Audit Committee’s responsibility is to oversee these processes and our internal controls. The Audit Committee does not prepare or audit our financial statements or certify their accuracy.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm, Marcum, LLP, the firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of our audited financial statements and the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for fiscal 2015, as filed with the SEC.

This report is submitted by the Audit Committee.

Dr. James P. Patton

Richard J. Berman

Roni A. Appel

Disclosure of Principal Accountant Fees and Services

On December 14, 2012, we engaged Marcum, LLP (“Marcum”) as our independent registered public accounting firm to audit our financial statements. Beginning with the year ended October 31, 2012, Marcum has audited our financial statements. Below is a summary of the fees recorded for the periods ended October 31, 2015 and 2014.

	Fiscal Year	Fiscal Year
	2015	2014
Audit & Related Fees	$165,975	$140,550
Tax Fees	$15,147	$24,000
Other Fees	$72,519	$75,750
Total	$253,641	$240,300

Audit & Related Fees: The Company recorded fees of $165,975 and $140,550 in connection with its audits and quarterly review services of the Company’s financial statements for the fiscal years ended October 31, 2015 and 2014, respectively.

Tax Fees: The Company recorded fees of $15,147 and $24,000 in connection with tax fees for the fiscal years ended October 31, 2015 and 2014.

All Other Fees: The Company recorded fees of $72,519 and $75,750 primarily for review of securities registration documents, and for assistance with other document reviews for the fiscal years ended October 31, 2015 and 2014, respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee will pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the ” de minimus ” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan.

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CORPORATE GOVERNANCE MATTERS

Board of Directors.

As of January 22, 2016, our Board includes eight directors. Effective upon the election of directors at the Annual Meeting, the number of directors serving on the Board will be increased to nine.

Name	Age	Position

Dr. David Sidransky	55	Chairman of our Board of Directors
Dr. James P. Patton	58	Vice Chairman of our Board of Directors
Daniel J. O’Connor	51	President, Chief Executive Officer and Director
Roni A. Appel	49	Director
Richard J. Berman	73	Director
Dr. Samir Khleif	52	Director
Dr. Thomas McKearn	67	Director
Thomas J. Ridge	70	Director

Incumbent Directors

Dr. David Sidransky. Dr. Sidransky current serves as the Chairman of our Board of Directors and has served as a member of our Board of Directors since July 2013. He is a renowned oncologist and research scientist named and profiled by TIME magazine in 2001 as one of the top physicians and scientists in America, recognized for his work with early detection of cancer. Since 1994, Dr. Sidransky has been the Director of the Head and Neck Cancer Research Division and Professor of Oncology, Otolaryngology, Genetics, and Pathology at Johns Hopkins University School of Medicine. He has served as Chairman of the Board of Directors of Champions Oncology since October 2007 and was, until the merger with Eli Lilly, a director and Vice-Chairman of ImClone Systems, Inc. He is the Chairman of Tamir Biotechnology and serves on the Board of Directors of Rosetta Genomics, Immune Pharmaceuticals, and Celsus. He is serving and has served on scientific advisory boards of MedImmune, Roche, Amgen, and Veridex, LLC (a Johnson & Johnson diagnostic company), among others. Dr. Sidransky served as Director (2005-2008) of the American Association for Cancer Research (AACR). Dr. Sidransky’s experience in life science companies, as well as his scientific knowledge, qualify him to service as our director and non-executive chairman.

Dr. James Patton. Dr. Patton currently serves as the Vice Chairman of our Board of Directors, has served as the Chairman of our Board and has been a member of our Board of Directors since February 2002. Furthermore, Dr. Patton was the Chairman of our Board of Directors from November 2004 until December 31, 2005 and was our Chief Executive Officer from February 2002 to November 2002. Since February 1999, Dr. Patton has been the Vice President of Millennium Oncology Management, Inc., which is a consulting company in the field of oncology services delivery. Dr. Patton was a trustee of Dundee Wealth US, a mutual fund family, from October 2006 through September 2014. He is a founder and has been chairman of VAL Health, LLC, a health care consultancy, from 2011 to the present. In addition, he was President of Comprehensive Oncology Care, LLC since 1999, a company that owned and operated a cancer treatment facility in Exton, Pennsylvania until its sale in 2008. From February 1999 to September 2003, Dr. Patton also served as a consultant to LibertyView Equity Partners SBIC, LP, a venture capital fund based in Jersey City, New Jersey. From July 2000 to December 2002, Dr. Patton served as a director of Pinpoint Data Corp. From February 2000 to November 2000, Dr. Patton served as a director of Healthware Solutions. From June 2000 to June 2003, Dr. Patton served as a director of LifeStar Response. He earned his B.S. from the University of Michigan, his Medical Doctorate from Medical College of Pennsylvania, and his M.B.A. from Penn’s Wharton School. Dr. Patton was also a Robert Wood Johnson Foundation Clinical Scholar. He has published papers regarding scientific research in human genetics, diagnostic test performance and medical economic analysis. Dr. Patton’s experience as a trustee and consultant to funds that invest in life science companies provide him with the perspective from which we benefit. Additionally, Dr. Patton’s medical experience and service as a principal and director of other life science companies make Dr. Patton particularly qualified to serve as our director and non-executive vice chairman.

Daniel J. O’Connor. Mr. O’Connor joined Advaxis in January 2013 as Senior Vice President, Chief Legal and Business Development Officer, was promoted to Executive Vice President in May 2013, and was appointed President and Chief Executive Officer of Advaxis in August 2013. Mr. O’Connor has over 15 years of executive, legal, and regulatory experience in the biopharmaceutical industry with ImClone Systems, PharmaNet and Bracco Diagnostics. Joining ImClone in 2003, Mr. O’Connor supported the clinical development, launch, and commercialization of ERBITUX®. As ImClone’s senior vice president, general counsel, and secretary, he played a key role in resolving numerous issues facing ImClone, including extensive licensing negotiations, in advance of the company being sold to Eli Lilly & Company in 2008. Prior to joining ImClone, Mr. O’Connor was PharmaNet’s general counsel and instrumental in building the company from a start-up contract research organization to an established world leader in clinical research. Mr. O’Connor was also a criminal prosecutor in New Jersey and gained leadership experience as a Captain in the U.S. Marines, serving in the Persian Gulf in 1990. Most recently, while at Bracco Diagnostics, a large private pharmaceutical and medical device company, Mr. O’Connor was the company’s vice president and general counsel. Mr. O’Connor earned his J.D. degree from Penn State University Dickinson School of Law and currently serves as an Entrepreneur Trusted Advisor for the school. Mr. O’Connor’s extensive leadership and pharmaceutical experience particularly qualifies him to serve as our President, CEO and director.

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Roni A. Appel. Mr. Appel has served as a member of our Board of Directors since November 2004. He was our President and Chief Executive Officer from January 1, 2006 and Secretary and Chief Financial Officer from November 2004, until he resigned as our Chief Financial Officer on September 7, 2006 and as our President, Chief Executive Officer and Secretary on December 15, 2006. From December 15, 2006 to December 2007, Mr. Appel served as a consultant to us. Mr. Appel currently is a self-employed consultant. Previously, he served as Chief Executive Officer of Anima Cell Metrology Ltd., from 2008 through January 31, 2013. From 1999 to 2004, he was a partner and managing director of LV Equity Partners (f/k/a LibertyView Equity Partners). From 1998 until 1999, he was a director of business development at Americana Financial Services, Inc. From 1994 to 1998, he was an attorney and completed his M.B.A at Columbia University. Mr. Appel’s longstanding service with us and his entrepreneurial investment career in early stage biotech businesses qualify him to serve as our director.

Richard J. Berman. Mr. Berman has served as a member of our Board of Directors since September 1, 2005. Richard Berman’s business career spans over 35 years of venture capital, senior management and merger and acquisitions experience. In the past 5 years, Mr. Berman has served as a director and/or officer of over a dozen public and private companies. In November 2014, he was named Chairman of MetaStat, Inc. a public company in the cancer diagnostic field. From 2006 to 2011, he was Chairman of National Investment Managers, a company with $12 billion in pension administration assets. In 2012, he became vice chairman of Energy Smart Resources, Inc. From 2002 to 2010, he was director of Nexmed Inc. where he also served as Chairman and CEO in 2008 and 2009. From 1998 to 2012, Mr. Berman served as a Director of Easy Link International and served as the Chairman and CEO from 1998 to 2000. Most recently, Mr. Berman was appointed a partner, chairman and director at Scylax Aviation. In addition, Mr. Berman is currently a director of three public companies: Advaxis, Inc., Calandrius Biosciences, Inc. (since 2005), and Cryoport, Inc. (since 2015)). Previously, Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments; created the largest battery company in the world in the 1980s by merging Prestolite, General Battery and Exide to form Exide Technologies (XIDE); helped to create what is now Soho (NYC) by developing five buildings; and advised on over $4 billion of M&A transactions (completed over 300 deals). He is a past Director of the Stern School of Business of NYU where he obtained his B.S. and M.B.A. He also has US and foreign law degrees from Boston College and The Hague Academy of International Law, respectively. Mr. Berman’s extensive knowledge of our industry, his role in the governance of publicly held companies and his directorships in other life science companies qualify him to serve as our director.

Dr. Samir Khleif. Dr. Khleif has served as a member of our Board of Directors since October 2014. He currently serves as the Director of the State of Georgia Cancer Center, Georgia Regents University Cancer Center and the Cancer Service Line. Dr. Khleif was formerly Chief of the Cancer Vaccine Section at the NCI, and also served as a Special Assistant to the Commissioner of the FDA leading the Critical Path Initiative for oncology. Dr. Khleif is a Georgia Research Alliance Distinguished Cancer Scientist and Clinician and holds a professorship in Medicine, Biochemistry and Molecular Biology, and Graduate Studies at Georgia Regents University. Dr. Khleif’s research program at Georgia Regents University Cancer Center focuses on understanding the mechanisms of cancer-induced immune suppression, and utilizing this knowledge for the development of novel immune therapeutics and vaccines against cancer. His research group designed and performed some of the first cancer vaccine clinical trials targeting specific genetic changes in cancer cells. He led many national efforts and committees on the development of biomarkers and integration of biomarkers in clinical trials, including the AACR-NCI-FDA Cancer Biomarker Collaborative and the ASCO Alternative Clinical Trial Design. Dr. Khleif is the author of many book chapters and scientific articles on tumor immunology and biomarkers process development, and he is the editor for two textbooks on cancer therapeutics, tumor immunology, and cancer vaccines. Dr. Khleif was inducted into the American Society for Clinical Investigation, received the National Cancer Institute’s Director Golden Star Award, the National Institutes of Health Award for Merit, the Commendation Medal of the US Public Health Service, and he was recently appointed to the Institute of Medicine National Cancer Policy Forum. Dr. Khleif’s distinguished career as well as his extensive expertise in vaccines and immunotherapies qualify him to serve as our director.

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Dr. Thomas J. McKearn. Dr. McKearn has served as a member of our Board of Directors since July 2002. He brings more than 30 years of experience in the translation of biotechnology science into oncology products. As one of the founders of Cytogen Corporation, an Executive Director of Strategic Science and Medicine at Bristol-Myers Squibb, then for ten years, from 2002 to 2012, at Agennix, Inc. (formerly GPC-Biotech) as VP of Medical Affairs and later as the VP of Strategic Clinical Affairs, and now as the President, Research & Development at Onconova, he has worked to bring the most innovative laboratory findings into the clinic and through the FDA regulatory process for the benefit of cancer patients who need better ways to cope with their afflictions. Prior to entering the biotechnology industry in 1981, Dr. McKearn received his medical, graduate and post-graduate training at the University of Chicago and served on the faculty of the Medical School at the University of Pennsylvania. Dr. McKearn’s experience in managing life science companies, his knowledge of medicine and his commercialization of biotech products qualify him to serve as our director.

Thomas J. Ridge. Mr. Ridge is Chief Executive Officer of Ridge Global, LLC, a global strategic consulting company, a position he has held since July 2006. In March 2014, Mr. Ridge co-founded Ridge Schmidt Cyber (provider of strategic services to companies in the area of cyber security) with Howard Schmidt. In April 2010, Mr. Ridge also became a partner in Ridge Policy Group, a bipartisan, full-service government affairs and issue management group. From April 2005 to July 2006, he was President and Chief Executive Officer of Thomas Ridge LLC. From October 2001 to February 2005, Mr. Ridge was Secretary of the U.S. Department of Homeland Security. Prior to that, Mr. Ridge served as Governor of Pennsylvania from 1995 to 2001. Mr. Ridge has been a director of Chart Acquisition Corp. since July 2011 and a director of LifeLock, Inc. since March 2010. He was a director of FS Investment Corporation from November 2011 to February 2014. He also previously served as a director of Exelon Corporation, Brightpoint, Inc., Geospatial Holdings, Inc., Vonage Holdings Corp. and The Home Depot, Inc. Mr. Ridge holds a bachelor’s degree, cum laude, from Harvard University and a Juris Doctor degree from The Dickinson School of Law of The Pennsylvania State University. Mr. Ridge’s distinguished career as well as his extensive expertise in leadership and business development qualify him to serve as a director.

New Proposed Director

Gregory T. Mayes. Mr. Mayes joined Advaxis in October 2013 as Executive Vice President and Chief Operating Officer. Mr. Mayes is a former Executive Vice President with Dendreon, the leading pioneer in the field of immuno-oncology research and development, where he was a member of the Executive Committee. Prior to Dendreon, Mr. Mayes was the President and General Counsel of Unigene Laboratories, Inc. (2010 to 2012) where he primarily led out-licensing efforts for the company’s novel oral peptide drug delivery platform. Prior to Unigene, Mr. Mayes served as Vice President, General Counsel, and Chief Compliance Officer at ImClone Systems Corporation, a wholly owned subsidiary of Eli Lilly & Company (2004 to 2010). While serving at ImClone in positions of increasing responsibility, Mr. Mayes supported the clinical development and commercialization of ERBITUX® (cetuximab) and contributed significantly to activities related to Eli Lilly’s $6.5 billion dollar acquisition of ImClone in 2008. Mr. Mayes also served as Senior Counsel at AstraZeneca Pharmaceuticals where he provided a wide range of legal services in connection with the development and commercialization of five approved products in the company’s oncology portfolio (2001 to 2004). Earlier, Mr. Mayes worked in private practice at Morgan Lewis LLP, a national law firm. He earned his B.S. degree from Syracuse University cum laude where he was recognized as a Remembrance Scholar and he earned a J.D. degree magna cum laude from the Temple University School of Law where he was the Articles Editor on the Temple Law Review. Mr. Mayes’ extensive leadership and pharmaceutical experience particularly qualifies him to serve as our COO and director.

The Board held 4 meetings in fiscal 2015. Each director attended at least 75% of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings of the committee(s) of which he was a member, if any. We do not have a written policy on board attendance at annual meetings of stockholders. We will encourage, but will not require, our directors to attend the Annual Meeting.

The table below describes the Board’s committees in fiscal 2015:

Committee Name	Current Members	Number of Meetings in Fiscal 2015		Principal Functions

Audit Committee	J. Patton (Chairman)	4	The Audit Committee is responsible for the following:
R. Berman
	R. Appel		●	recommending the engagement of auditors to the full Board;

			●	reviewing the results of the audit engagement with the independent registered public accounting firm;

			●	identifying irregularities in the management of our business in consultation with our independent accountants, and suggesting an appropriate course of action;

			●	reviewing the adequacy, scope, and results of the internal accounting controls and procedures;

			●	reviewing the degree of independence of the auditors, as well as the nature and scope of our relationship with our independent registered public accounting firm; and

			●	reviewing the auditors’ fees.

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Compensation Committee	J. Patton (Chairman) R. Berman R. Appel	5	The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants.

Nominating and Corporate	D. Sidransky (Chairman) J. Patton	1	The functions of the Nominating and Corporate Governance Committee include the following:
Governance	T. Ridge
	S. Khleif		●	identifying and recommending to the Board individuals qualified to serve as members of the Board and on the committees of the Board;

			●	advising the Board with respect to matters of board composition, procedures and committees;

			●	developing and recommending to the Board a set of corporate governance principles applicable to us and overseeing corporate governance matters generally including review of possible conflicts and transactions with persons affiliated with directors or members of management; and

			●	overseeing the annual evaluation of the Board and our management.

Research and Development	S. Khleif (Chairman) T. McKearn	3	The functions of the Research and Development Committee include the following:
Committee	D. Sidransky
			●	provide advice and guidance to the Board on scientific matters;

			●	provide advice and guidance to the Board on medical matters.

Director Independence

In accordance with the disclosure requirements of the SEC, we have adopted the NASDAQ listing standards for independence effective April 2010. Each of our directors, other than Daniel J. O’Connor and Gregory T. Mayes, is independent in accordance with the definition set forth in the NASDAQ rules. Each nominated member of each of our Board committees is an independent director under the NASDAQ standards applicable to such committees. The Board considered the information included in transactions with related parties as outlined below along with other information the Board considered relevant, when considering the independence of each director.

Audit Committee

The Audit Committee of our Board of Directors is currently composed of three directors, all of whom satisfy the independence and other standards for Audit Committee members under the NASDAQ rules and the Exchange Act, as amended. For fiscal year 2015, the Audit Committee was composed of Messrs. Berman and Appel and Dr. Patton, with Mr. Berman serving as the Audit Committee’s financial expert as defined under Item 407 of Regulation S-K of the Securities Act of 1933, as amended, which we refer to as the Securities Act.

The Audit Committee operates under a written Audit Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/governance-docs.

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Compensation Committee

The Compensation Committee of our Board of Directors consists of Messrs. Berman and Appel, and Dr. Patton. The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants. For executives other than the Chief Executive Officer, the Compensation Committee receives and considers performance evaluations and compensation recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The agenda for meetings of the Compensation Committee is usually determined by its Chairman, with the assistance of the Company’s Chief Executive Officer. Compensation Committee meetings are regularly attended by the Chief Executive Officer. Our compensation committee hired Hewitt Associates LLC, operating as Aon Hewitt, a compensation consultant, in January 2015 to perform a compensation program review and market analysis, as well as provide their recommendations for our 2015 Plan.

The Compensation Committee operates under a written Compensation Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/governance-docs.

Nominating and Corporate Governance Committee

For fiscal year 2015, the Nominating and Corporate Governance Committee was composed of Mr. Ridge, Dr. Patton, Dr. Sidransky and Dr. Khleif.

The Nominating and Corporate Governance Committee operates under a written Nominating and Corporate Governance Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/governance-docs.

The Nominating and Corporate Governance Committee will consider director candidates recommended by eligible stockholders. Stockholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to the Nominating and Corporate Governance Committee, Attention: Chairman, Advaxis, Inc., 305 College Road East, Princeton, New Jersey, 08540. Any recommendations for director made to the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for membership on our Board of Directors, and should include the following information for each person being recommended or nominated for election as a director:

●	The name, age, business address and residence address of the person;

●	The principal occupation or employment of the person;

●	The number of shares of our Common Stock that the person owns beneficially or of record; and

●	Any other information relating to the person that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

In addition, the stockholder’s notice must include the following information about such stockholder:

●	The stockholder’s name and record address;

●	The number of shares of our Common Stock that the stockholder owns beneficially or of record;

●	A description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons, including their names, pursuant to which the nomination is to be made;

●	A representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person or persons named in such stockholder’s notice; and

●	Any other information about the stockholder that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

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The notice must include a written consent by each proposed nominee to being named as a nominee and to serve as a director if elected. No person will be eligible for election as a director of ours unless recommended by the Nominating and Corporate Governance Committee and nominated by our Board of Directors or nominated in accordance with the procedures set forth above. Candidates proposed by stockholders for nomination are evaluated using the same criteria as candidates initially proposed by the Nominating and Corporate Governance Committee.

We must receive the written nomination for an annual meeting not less than 90 days and not more than 120 days prior to the first anniversary of the previous year’s annual meeting of stockholders, or, if no annual meeting was held the previous year or the date of the annual meeting is advanced more than 30 days before or delayed more than 60 days after the anniversary date, we must receive the written nomination not more than 120 days prior to the annual meeting and not less than the later of 90 days prior to the annual meeting or ten days following the day on which public announcement of the date of the annual meeting is first made. For a special meeting, we must receive the written nomination not less than the later of 90 days prior to the special meeting or ten days following the day on which public announcement of the date of the special meeting is first made.

The Nominating and Corporate Governance Committee expects, as minimum qualifications, that nominees to our Board of Directors (including incumbent directors) will enhance our Board of Director’s management, finance and/or scientific expertise, will not have a conflict of interest and will have a high ethical standard. A director nominee’s knowledge and/or experience in areas such as, but not limited to, the medical, biotechnology, or life sciences industry, equity and debt capital markets and financial accounting are likely to be considered both in relation to the individual’s qualification to serve on our Board of Directors and the needs of our Board of Directors as a whole. Other characteristics, including but not limited to, the director nominee’s material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics that may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee shall be reviewed for purposes of determining a director nominee’s qualification.

Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

While we do not have a formal diversity policy for Board membership, we will seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In considering candidates for the Board, the independent directors will consider, among other factors, diversity with respect to viewpoints, skills, experience and other demographics.

Research and Development Committee

The Research and Development Committee was established in August 2013 with the purpose of providing advice and guidance to the Board on scientific and medical matters and development. The Research and Development Committee currently consists of Dr. Sidransky, Dr. Khleif and Dr. McKearn.

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Board Leadership Structure

On May 27, 2015, David Sidransky was appointed Chairman and continues to serve as Chairman. Dr. Sidransky’s experience in life science companies, as well as his scientific knowledge, his history with our Company and his own history of innovation and strategic thinking, qualify him to serve as our Chairman. Additionally, on August 19, 2013, Daniel J. O’Connor was appointed our Chief Executive Officer and President. Mr. O’Connor’s knowledge of industry standards and his experience in industry operations, and his leadership experience provides a fine compliment to Dr. Sidransky’s scientific knowledge. While we do not have a formal policy regarding the separation of our Chief Executive Officer and Chairman of our Board, we believe the current structure is in the best interest of the Company at this time. Further, this structure demonstrates to our employees, customers and stockholders that we are under strong leadership, with multiple skills and sets the tone for managing our operations. This unity of leadership promotes strategic development and execution, timely decision-making and effective management of our resources. We believe that we are well-served by this structure.

Risk Oversight

The Board has an active role in overseeing our risk management and is responsible for discussing with management and the independent auditors our major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure. The Board regularly engages in discussions of the most significant risks that we are facing and how those risks are being managed. The Board believes that its work and the work of the Chairman and the Chief Executive Officer, enables the Board to effectively oversee our risk management function.

Stockholder Communications to the Board

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by writing to the following address:

Advaxis, Inc.

305 College Road East

Princeton, New Jersey 08540

Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a stockholder communication that we determine to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires our directors and executive officers and each person who owns more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of the copies of the forms received by it during the fiscal year ended October 31, 2015 and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a Reporting Person complied with all Section 16(a) filing requirements during such fiscal year, except: (i) Daniel J. O’Connor, our Chief Executive Officer, filed a late Form 4 on February 4, 2015 to report a transaction that occurred on January 30, 2015; (ii) Sara Bonstein, our Chief Financial Officer, filed a late Form 4 on February 4, 2015 to report a transaction that occurred on January 30, 2015; (iii) Gregory T. Mayes, our Chief Operating Officer, filed a late Form 4 on February 4, 2015 to report a transaction that occurred on January 30, 2015; (iv) Robert Petit, our Chief Scientific Officer, filed a late Form 4 on February 4, 2015 to report a transaction that occurred on January 30, 2015; and (v) David J. Mauro, our former Chief Medical Officer, filed a late Form 4 on February 4, 2015 to report a transaction that occurred on January 30, 2015.

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Compensation Committee Interlocks and Insider Participation

During fiscal year 2015, the Compensation Committee consisted of Messrs. Berman and Appel, and Dr. Patton. No member of the Compensation Committee was an officer or employee of the Company during the last fiscal year or at any other time, or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K, except as otherwise disclosed under “Certain Relationships and Related Party Transactions” below. No executive officer of the Company served as a member of the board of directors or compensation committee of another entity, one of whose executive officers served on the Company’s Compensation Committee or Board of Directors.

Certain Relationships and Related Transactions

Our policy is to enter into transactions with related parties on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.

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OWNERSHIP OF SECURITIES

Except as noted below, the following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of January 22, 2016:

●	each person who is known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

●	each of our directors;

●	each of our named executive officers and current executive officers; and

●	all of our current directors and executive officers as a group.

As used in the table below, the term beneficial ownership with respect to our Common Stock consists of sole or shared voting power (which includes the power to vote, or to direct the voting of shares of our Common Stock) or sole or shared investment power (which includes the power to dispose, or direct the disposition of, shares of our Common Stock) through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the 60 days following January 22, 2016.

Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 33,789,136 shares of Common Stock outstanding as of January 22, 2016, adjusted as required by the rules promulgated by the SEC. Unless otherwise indicated, the address for each of the individuals and entities listed in this table is 305 College Road East, Princeton, New Jersey 08540.

Security Ownership of Certain Beneficial Owners and Management

Name and Address of Beneficial Owner	Total # of Shares Beneficially Owned	Percentage of Ownership

Daniel J. O’Connor (1)	474,982	1.4%

Dr. David Sidransky (2)	74,748	*	%

Roni A. Appel (3)	110,156	*	%

Richard J. Berman (4)	76,124	*	%

Dr. Samir N. Khleif (5)	44,068	*	%

Dr. Thomas J. McKearn (6)	90,315	*	%

Jim Patton (7)	214,234	*	%

Thomas Ridge (8)	8,770	*	%

Sara M. Bonstein (9)	157,598	*	%

Gregory T. Mayes (10)	158,802	*	%

Robert G. Petit (11)	152,510	*	%

Adage Capital Partners GP LLC (12)	5,939,366	17.58%

All Current Directors & Officers as a Group (10 People) (13)	1,562,307	4.56%

*Less than 1%

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(1) Represents 282,954 issued shares of our Common Stock, options to purchase 183,500 shares of our Common Stock exercisable within 60 days and warrants to purchase 8,528 shares of our Common Stock exercisable within 60 days.

(2) Represents 74,748 issued shares of our common stock.

(3) Represents 96,306 issued shares of our Common Stock, options to purchase 7,600 shares of our Common Stock exercisable within 60 days and warrants to purchase 6,250 shares of our Common Stock exercisable within 60 days.

(4) Represents 56,924 issued shares of our common stock and options to purchase 19,200 shares of our common stock exercisable within 60 days.

(5) Represents 44,068 issued shares of our common stock.

(6) Represents 72,715 issued shares of our Common Stock and options to purchase 17,600 shares of our Common Stock exercisable within 60 days.

(7) Represents 182,756 issued shares of our Common Stock, options to purchase 17,200 shares of our Common Stock exercisable within 60 days and warrants to purchase 14,278 shares of our Common Stock exercisable within 60 days.

(8) Represents 8,770 issued shares of our Common Stock.

(9) Represents 94,816 issued shares of our Common Stock and options to purchase 62,782 shares of our Common Stock exercisable within 60 days.

(10) Represents 82,787 issued shares of our Common Stock and options to purchase 76,015 shares of our Common Stock exercisable within 60 days.

(11) Represents an aggregate of 90,164 issued shares of our Common Stock, options to purchase 55,946 shares of our Common Stock exercisable within 60 days and warrants to purchase 6,400 shares of our Common Stock exercisable within 60 days.

(12) Represents 5,939,366 shares of our Common Stock of which 3,949,093 shares were purchased through registered direct transactions, and the remaining 1,990,273 shares were purchased on the open market.

(13) Represents an aggregate of 1,087,008 issued shares of our Common Stock, options to purchase 439,843 shares of our Common Stock exercisable within 60 days and warrants to purchase 35,456 shares of our Common Stock exercisable within 60 days.

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Executive Officers

The following table provides information on our current executive officers.

Name	Age	Position
Daniel J. O’Connor	51	President and Chief Executive Officer, Director
Gregory T. Mayes	47	Chief Operating Officer, Executive Vice President and Secretary
Sara M. Bonstein	35	Chief Financial Officer and Senior Vice President
Robert G. Petit	56	Chief Scientific Officer and Executive Vice President

Daniel J. O’Connor. Mr. O’Connor’s biography appears on page 16.

Gregory T. Mayes. Mr. Mayes’ biography appears on page 18.

Sara M. Bonstein. Ms. Bonstein joined Advaxis in March 2014 as Senior Vice President and Chief Financial Officer. Ms. Bonstein has over 10 years of financial leadership experience in the life sciences industry with Eli Lilly& Company, ImClone Systems, and Johnson & Johnson. While at Eli Lilly& Company, Ms. Bonstein was a Six Sigma Champion and Black Belt, leading multiple projects relating to clinical research, project management, finance, manufacturing, and commercial sales. Prior to her Six Sigma role, Ms. Bonstein held positions of increasing responsibility at ImClone (which was acquired by Eli Lilly in 2008) including Director of Finance where she led all budget and forecast activities for preclinical, clinical and manufacturing research and development, spanning over ten monoclonal antibody cancer therapeutics, including ERBITUX® (cetuximab), a cancer treatment with over $1.5 billion in annual sales. Prior to joining ImClone, Ms. Bonstein was a financial analyst at Johnson & Johnson in both the Ortho McNeil Pharmaceuticals and Ortho Biotech Divisions of the company where she managed gross-to-net analysis and calculation for approximately $1.1 billion of pharmaceutical product sales. Ms. Bonstein is a 2004 graduate of Johnson & Johnson’s Financial Leadership Development Program. She holds a BS in Finance from The College of New Jersey and an M.B.A from Rider University.

Robert G. Petit, Ph.D. Dr. Petit joined Advaxis in October, 2010 and currently serves as Executive Vice President and Chief Scientific Officer. Dr. Petit has over 20 years of experience in all medical and scientific aspects of pharmaceutical development. He has led programs in discovery, translational development and intellectual property development and has designed and conducted U.S. and international clinical evaluation programs from phase I to IV. Dr. Petit joined Advaxis from Bristol Myers Squibb where he was the U.S. Medical Strategy Lead for the Ipilimumab program, Director of Medical Strategy for New Oncology Products, and Director of Global Clinical Research. Prior to joining Bristol Myers-Squibb, Robert served as Vice President of Clinical Development at MGI Pharma and also at Aesgen Inc. His scientific focus has been to develop immunologic based therapies with a particular emphasis on immunologic oncology treatment. Robert has had significant FDA experience and has contributed to five NDA/BLA filings. Dr. Petit has a Doctorate from the Ohio State University College of Medicine and a B.S. from Indiana State University.

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COMPENSATION OF OFFICERS AND DIRECTORS

The following table sets forth the information as to compensation paid to or earned by the individuals serving as our Chief Executive Officer and our two other most highly compensated executive officers during the fiscal year ended October 31, 2015. These individuals are referred to as our named executive officers. As none of our named executive officers received non-equity incentive plan compensation or nonqualified deferred compensation earnings during the fiscal years ended October 31, 2015 and 2014, we have omitted those columns from the table.

Name and Principal Position	Fiscal Year	Salary (1)	Bonus		Stock Award(s)		Option Award(s)		All Other Compensation		Total

Daniel J. O’Connor	2015	$345,986	$170,625	(2)	$-		$11,790,326	(7)	$29,494	(8)	$3,220,122
President and Chief Executive Officer	2014	$340,603	$58,167	(3)	$1,007,500	(4)	$-		$24,910	(8)	$893,847

Gregory T. Mayes	2015	$301,398	$139,125	(2)	$-		$5,350,695	(7)	$-		$1,663,677
Executive VP, Chief Operating Office	2014	$260,923	$24,061	(3)	$-		$-		$-		$411,359

David J. Mauro	2015	$318,313	$32,621	(2)	$740,652	(5)	$1,939,596	(7)	$30,265	(8)	$1,397,997
Executive VP, Chief Medical Officer	2014	$11,510	$-		$475,200	(6)	$-		$-		$169,910

(1)	In the fiscal year ended October 31, 2015, each executive officer voluntarily used a percentage of their base salary to purchase restricted shares of our stock. Each executive has and will continue to acquire our Common Stock based on the fair market value of our Common Stock on the date of acquisition.

(2)	Represents bonuses for services performed during the fiscal year ended October 31, 2014. Each executive was entitled to receive their bonus in cash. However, the executive voluntarily requested to be paid all of their bonus in stock at the than market price.

(3)	Represents bonuses for services performed during the fiscal year ended October 31, 2013. Each executive was entitled to receive their bonus in cash. However, the executive voluntarily requested to be paid all of their bonus in stock at the than market price.

(4)	Reflects the aggregate grant date fair value determined in accordance with FASB ASC Topic 718 of restricted stock units granted to Mr. O’Connor as an incentive based award. The award consisted of 250,000 RSUs, 20% of which vested immediately, with the remaining 80% vesting in equal installments over 12 quarters, so that the award is fully vested on October 31, 2016.

(5)	Reflects the aggregate grant date fair value determined in accordance with FASB ASC Topic 718 of restricted stock units granted to Dr. Mauro as an incentive based award. The award consisted of 55,108 RSUs, one-fourth of which vested immediately, one-fourth will vest March 30, 2016, one-fourth will vest March 30, 2017, and the award will be fully vested March 30, 2018.

(6)	Reflects the aggregate grant date fair value determined in accordance with FASB ASC Topic 718 of stock awarded as an inducement grant pursuant to Dr. Mauro’s employment agreement.

(7)	Reflects the aggregate grant date fair value determined in accordance with FASB ASC Topic 718 of stock options to purchase 670,000 shares of our Common Stock granted to Mr. O’Connor, options to purchase 304,600 shares of our common stock granted to Mr. Mayes, and options to purchase 110,220 shares of our common stock granted to Dr. Mauro. Mr. O’Connor and Mr. Mayes voluntarily elected to receive this award all in options. One-fourth of the award vested immediately, one-fourth will vest March 30, 2016, one-fourth will vest March 30, 2017, and the award will be fully vested March 30, 2018. The assumptions used in determining the grant date fair values of the stock options are set forth in the notes to the Company’s consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended October 31, 2015 filed with the SEC.

(8)	Reflects health and life insurance coverage costs paid for by the Company.

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Discussion of Summary Compensation Table

O’Connor Employment Agreement

On August 19, 2013, the Company’s board of directors appointed Daniel J. O’Connor to serve as the Company’s Chief Executive Officer (“CEO”), and the Company and Mr. O’Connor entered into an employment agreement (the “O’Connor Employment Agreement) which took effect as of such date. The O’Connor Employment Agreement, as amended, provides for an initial term of three years, after which it will be automatically renewed for one year periods, unless otherwise terminated by either party upon ninety (90) days written notice. Mr. O’Connor is entitled to a 2015 base salary of $370,000 per year (plus annual cost-of-living adjustments), which will be reviewed on an annual basis.

Pursuant to the O’Connor Employment Agreement, as amended, the base salary shall be paid in two components: a percentage in cash and a percentage in Common Stock. The Company and Executive shall agree, from time to time, regarding the percentage used for the cash component and the stock component.

Mr. O’Connor is eligible to receive a target annual bonus of 50% of his base salary, which amount, if any, will be determined by the Compensation Committee based on achievement of goals to be established by the committee and Mr. O’Connor at the beginning of each fiscal year. Mr. O’Connor is eligible to participate in our benefit plans, is entitled to 4 weeks of vacation and sick leave, as well as reimbursement of reasonable expenses incurred in fulfilling his duties.

In the event Mr. O’Connor’s employment is terminated without Just Cause, or if he voluntarily resigns with Good Reason, or if his employment is terminated due to disability (all as defined in the employment agreement), and so long as Mr. O’Connor executes a confidential separation and release agreement, in addition to the applicable base salary, plus any accrued but unused vacation time and unpaid expenses that have been earned as of the date of such termination, Mr. O’Connor is entitled to the following: (i) 12-months of base salary and continued health and welfare benefits payable in equal monthly installments, (ii) pro rata target bonus, (iii) full vesting of all stock options and extension of the exercise period for such stock options by two years, (iv) the issuance of all earned but unissued shares of common stock, and (v) removal of all restrictive legends on shares that qualify for such treatment under Rule 144 of the Securities and Exchange Act of 1934 within 10 business days of the presentation of such shares to the transfer agent. Severance Payments (as defined in his employment agreement) and benefits, if any, payable to Mr. O’Connor in accordance with his employment agreement are intended to be exempt from or comply with the requirements of Section 409A of the Internal Revenue Code.

The O’Connor Employment Agreement contains customary covenants regarding non-solicitation, non-compete, confidentiality and works for hire.

Mayes Employment Agreement

On October 28, 2013, the Company’s board of directors appointed Gregory T. Mayes, III to serve as the Company’s Chief Operating Officer (“COO”), and the Company and Mr. Mayes entered into an employment agreement (the “Mayes Employment Agreement) which took effect as of such date. The Mayes Employment Agreement, as amended provides for an initial term of one year, after which it will be automatically renewed for one year periods, unless otherwise terminated by either party upon ninety (90) days written notice. Mr. Mayes is entitled to a 2015 base salary of $340,000 per year (plus annual cost-of-living adjustments), which will be reviewed on an annual basis. In addition, Mr. Mayes received an inducement grant of 150,000 restricted shares of the Company’s Common Stock, of which one fourth vested upon him joining the Company, one fourth vested at his one year anniversary, one fourth vested at his two year anniversary, one fourth vested at his three year anniversary, which are not subject to forfeiture as of the grant date, with the remaining shares vesting 37,500 on his fourth anniversary, such that the entire award is fully vested and not subject to forfeiture as of October 25, 2016.

According to the Mayes Employment Agreement, as amended, the base salary shall be paid in two components: a percentage in cash and a percentage in Common Stock. The Company and Executive shall agree, from time to time, regarding the percentage used for the cash component and the stock component.

Mr. Mayes is eligible to receive an annual bonus of 40% of his base salary, which amount, if any, will be determined by the Compensation Committee based on achievement of goals to be established by the committee and Mr. Mayes at the beginning of each fiscal year. Mr. Mayes is eligible to participate in our benefit plans, is entitled to 4 weeks of vacation and sick leave, as well as reimbursement of reasonable expenses incurred in fulfilling his duties.

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In the event Mr. Mayes’s employment is terminated without Just Cause, or if he voluntarily resigns with Good Reason, or if his employment is terminated due to disability (all as defined in the employment agreement), and so long as Mr. Mayes executes a confidential separation and release agreement, in addition to the applicable base salary, plus any accrued but unused vacation time and unpaid expenses that have been earned as of the date of such termination, Mr. Mayes is entitled to the following: (i) 12-months of base salary and continued health and welfare benefits payable in equal monthly installments, (ii) pro rata target bonus, (iii) full vesting of all equity awards and extension of the exercise period for stock options by two years, (iv) the issuance of all earned but unissued shares of common stock, and (v) removal of all restrictive legends on shares that qualify for such treatment under Rule 144 of the Securities and Exchange Act of 1934 within 10 business days of the presentation of such shares to the transfer agent. Severance Payments (as defined in his employment agreement) and benefits, if any, payable to Mr. Mayes in accordance with his employment agreement are intended to be exempt from or comply with the requirements of Section 409A of the Internal Revenue Code.

The Mayes Employment Agreement contains customary covenants regarding non-solicitation, non-compete, confidentiality and works for hire.

Voluntary Purchase of Common Stock

Pursuant to the terms of their respective employment agreements, executive officers voluntarily purchase restricted stock directly from the Company at market price on the last trading day of each month. The table below reflects the purchases of each executive officer during fiscal 2015:

	2015 FISCAL YEAR
	Gross Purchase		Net Purchase
Executive Officer	$	# of shares	$	# of shares
Daniel J. O’Connor	$88,840	8,482	$76,451	7,556
David J. Mauro	$16,491	1,591	$12,729	1,252
Gregory T. Mayes	$23,312	2,180	$18,740	1,781
Robert G. Petit	$25,220	2,443	$19,000	1,886
Sara M. Bonstein	$19,597	1,837	$15,662	1,473

In addition to the purchases of Common Stock set forth in the above table, as of Fiscal 2015, Mr. O’Connor has also purchased an additional 146,616 shares of Common Stock out of his personal funds for an aggregate consideration of approximately $588,294. These purchases consisted of the conversion of amounts due under a promissory note of approximately $66,500 for 21,091 shares, 2013 base salary which he elected to receive in Common Stock of approximately $182,919 for 34,752 shares (21,489 on a net basis after employee payroll taxes), fiscal 2014 voluntary request to purchase stock directly from the Company at market price purchases of $68,750 for 15,950 shares, and purchases of the Company’s Common Stock in the October 2013 and March 2014 public offerings of 13,500 shares for $54,000 and 3,333 shares for $10,000.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about the number of outstanding equity awards held by our named executive officers at October 31, 2015.

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					Option
					Awards
					Equity
					Incentive Plan
					Awards:			Number		Market
	Number of		Number of		Number of			of Shares		Value of
	Securities		Securities		Securities			or Units		Shares or
	Underlying		Underlying		Underlying	Option		of Stock		Units of
	Unexercised		Unexercised		Unexercised	Exercise	Option	That Have		Stock That
	Options (#)		Options (#)		Unearned	Price	Expiration	Not Vested		Have Not
Name	Exercisable		Unexercisable		Options (#)	($)	Date	(#)		Vested ($)

Daniel J. O’Connor	8,000	(1)	-		-	$3.63	1/2/2023	66,667	(5)	$739,337
	8,000	(2)	-		-	$9.38	3/14/2023	-		-
	167,500	(3)	502,500	(4)	-	$13.44	3/30/2025	-		-

Gregory T. Mayes	76,015	(3)	228,045	(4)	-	$13.44	3/30/2025	37,500	(6)	$415,875

David J. Mauro	27,555	(3)	82,665	(4)		$13.44	3/30/2025	96,331	(7)	$1,068,311

(1) Of these options, one-half vested on January 2, 2013, one-half vested on January 2, 2014.

(2) Of these options, one-third vested on March 14, 2013, one-third vested on March 14, 2014, and one-third vested on March 14, 2015.

(3) These options vested on March 30, 2015.

(4) Of these options, one-third will vest on March 30, 2016, one-third will vest on March 30, 2017, and the award will be fully vested on March 30, 2018.

(5) Represents unvested restricted stock units granted to Mr. O’Connor as an incentive based award. 20% of which vested immediately. The remaining 80% vest in equal installments over 12 quarters, and the award will be fully vested on October 31, 2016.

(6) Represents unvested restricted stock units granted to Mr. Mayes as an Inducement Grant on October 25, 2013. One-fourth vested on October 25, 2013, one-fourth vested on October 25, 2014, one-fourth vested on October 25, 2015, and the award will be fully vested on October 25, 2016.

(7) Represents unvested restricted stock units granted to Dr. Mauro as an Incentive based award on March 30, 2015. One-fourth vested on March 30, 2015, one-fourth will vest on March 30, 2016, one-fourth will vest on March 30, 2017, and the award will be fully vested on March 30, 2018.

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Retirement Benefits

The Company provides retirement income to its employees, including Executives, through a 401(k) plan, where participants may elect to contribute a portion of their salary to the plan, and the Company provides matching contributions on employees’ contribution up to 4 percent of base salary.

Potential Payments Upon Termination or Change-in-Control

The Company has entered into Employment Agreements with each of its Executives. Pursuant to their Employment Agreements, termination includes (i) expiration of the term; (ii) written mutual agreement; (iii) voluntary resignation by the Executive with or without Good Reason (“Good Reason”); (iv) death of Executive; (v) disability of Executive, resulting in them being absent from duties on a full time basis for a period of one (1) month or longer; (vi) retirement of Executive; and (vii) termination of Executive by the Company with or without Just Cause (“Just Cause”).

In the event the Company terminates an Employment Agreement without Just Cause, the Executive voluntarily resigns with Good Reason, or if the Executive’s employment is terminated due to disability, the Executive shall be entitled to receive, provided the Executive properly executes a confidential separation and release agreement, (i) the applicable base salary for twelve (12) months following the termination (“Severance Period”), paid in monthly installments; (ii) a pro rata target bonus (iii) health benefits during the Severance Period, substantially similar to those received prior to termination; (iv) all stock options held by the Executive will be deemed fully vested and exercisable; (v) issuance of all Common Stock earned by Executive that has not yet been issued; and (vi) removal of all restrictive legends on shares held by Executive that qualify for such treatment under Rule 144 of the SEC Act of 1934.

In the event the Employment Agreement is terminated for any reason not stated above, including, but not limited to, the expiration of the term, written mutual agreement of the Company and Executive, voluntary resignation of Executive without Good Reason, the death or retirement of Executive, or termination of employment by the Company with Just Cause, Executive shall not be entitled to receive any compensation other than accrued salary through effective date of such termination, plus any accrued but unused vacation time and unpaid expenses. The Executive shall also be entitled to continuation of group health plan benefits, provided, that, Executive shall be solely responsible for premiums, costs and expenses associated therewith.

Director Compensation

Annually, non-employee directors will receive $100,000 in compensation for Board services, of which at least 50% is paid in restricted shares of Common Stock. Each director elects the dollar value of stock based compensation at the beginning of each fiscal year. The share price used in determining the number of shares to be issued will be the average of the 30 preceding trading days prior to November 1 of each fiscal year. In addition, on March 30, 2015, each non-employee director was granted 15,000 RSUs and 20,000 stock options. These award vests in thirds annually beginning on March 30, 2016. The Compensation Committee annually reviews and makes recommendations to the Board regarding compensation and benefits for non-employee directors. As part of its annual review, the Compensation Committee regularly engages an independent compensation consultant to provide competitive market data and advice regarding non-employee director compensation.

Our employee director does not receive any compensation for his services as a director.

The table below summarizes the compensation that was earned by our non-employee directors for fiscal 2015.

	Fees
	Earned
	or Paid	Stock	Option
Name	in Cash (1)	Awards (2)	Awards (2)	Total

Dr. David Sidransky (3)	$25,000	$277,850	$398,467	$701,317
Dr. James P. Patton (4)	$-	$304,100	$398,467	$702,567
Roni A. Appel (5)	$25,000	$277,850	$398,467	$701,317
Richard J. Berman (6)	$-	$304,100	$398,467	$702,567
Dr. Thomas J. McKearn (7)	$25,000	$277,850	$398,467	$701,317
Dr. Samir N. Khleif (8)	$25,000	$277,850	$1,352,967	$1,655,817
Thomas Ridge (9)	$-	$273,385	$696,000	$969,385

(1)	Non-employee directors received a $100,000 annual retainer as compensation for directors services related to fiscal year 2015, of which at least 50% was paid in restricted shares of Common Stock. Directors could elect to receive up to 100% of the annual retainer in restricted shares.

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(2)	The amounts shown in this column represent the fair value on grant date of restricted shares, restricted stock units or stock options granted by the closing price of our Common Stock on the date of grant in accordance with ASC 718.

(3)	Dr. Sidransky elected to receive his 2015 annual retainer 75% stock and 25% cash. Each non-employee director was granted 15,000 RSUs as long-term incentive awards on March 30, 2015. The award vests in thirds annually beginning on March 30, 2016. In addition, each non-employee director received 20,000 options on March 30, 2015. The award vests in thirds annually beginning on March 30, 2016. The strike price is $13.44.

(4)	Dr. Patton elected to receive his 2015 annual retainer 100% stock. Each non-employee director was granted 15,000 RSUs as long-term incentive awards on March 30, 2015. The award vests in thirds annually beginning on March 30, 2016. In addition, each non-employee director received 20,000 options on March 30, 2015. The award vests in thirds annually beginning on March 30, 2016. The strike price is $13.44.

(5)	Mr. Appel elected to receive his 2015 annual retainer 75% stock and 25% cash. Each non-employee director was granted 15,000 RSUs as long-term incentive awards on March 30, 2015. The award vests in thirds annually beginning on March 30, 2016. In addition, each non-employee director received 20,000 options on March 30, 2015. The award vests in thirds annually beginning on March 30, 2016. The strike price is $13.44.

(6)	Mr. Berman elected to receive his 2015 annual retainer 100% stock. Each non-employee director was granted 15,000 RSUs as long-term incentive awards on March 30, 2015. The award vests in thirds annually beginning on March 30, 2016. In addition, each non-employee director received 20,000 options on March 30, 2015. The award vests in thirds annually beginning on March 30, 2016. The strike price is $13.44.

(7)	Dr. McKearn elected to receive his 2015 annual retainer 75% stock and 25% cash. Each non-employee director was granted 15,000 RSUs as long-term incentive awards on March 30, 2015. The award vests in thirds annually beginning on March 30, 2016. In addition, each non-employee director received 20,000 options on March 30, 2015. The award vests in thirds annually beginning on March 30, 2016. The strike price is $13.44.

(8)	Dr. Khleif elected to receive his 2015 annual retainer 75% stock and 25% cash. Each non-employee director was granted 15,000 RSUs as long-term incentive awards on March 30, 2015. The award vests in thirds annually beginning on March 30, 2016. In addition, each non-employee director received 20,000 options on March 30, 2015. The award vests in thirds annually beginning on March 30, 2016. Dr. Khleif also received a new director grant of 50,000 options on March 30, 2015. The award fully vests on March 30, 2016. The strike price is $13.44.

(9)	Mr. Ridge elected to receive his 2015 annual retainer 100% stock. Mr. Ridge was granted 15,240 RSUs for Board of Directors committee meetings through fiscal year 2016. The award vests in quarterly installments, so that the award is fully vested on October 31, 2016. Mr. Ridge also received a new director grant of 50,000 options on August 13, 2015. The award fully vest on August 13, 2016. The strike price is $17.22.

Equity Compensation Plan Information

The following table set forth certain information, as of October 31, 2015, regarding our 2004, 2005 and 2009 Stock Option Plans, the 2011 Omnibus Incentive Plan, the 2015 Incentive Plan and Employee Stock Purchase Plan.

	Number of			Number of
	Securities			Securities
	to be issued			Remaining
	upon			Available for
	Exercise of		Weighted-average	Future Issuance
	outstanding		Exercise Price of	Under
	Options, Warrants and		Outstanding Options, Warrants	Equity Compensation
Plan Category	Rights		and Rights	Plans

Equity Compensation Plans approved by security holders	711,742	(1)	$14.15	2,134,468	(2)

Equity Compensation Plans not approved by security holders	-		-	-

TOTAL:	711,742		$14.15	2,134,468

(1)	Reflects shares issuable pursuant to the exercise or conversion of stock options and restricted stock units granted under our 2004, 2005 and 2009 Stock Option Plans, the 2011 Omnibus Incentive Plan and the 2015 Incentive Plan.

(2)	Reflects shares remaining available for awards under our 2011 Omnibus Incentive Plan and 2015 Incentive Plan. All of these shares are available for issuance pursuant to grants of full-value awards.

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DEADLINE FOR RECEIPT OF 2016 STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2017 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 9, 2016; provided, however, that in the event that we hold our 2017 annual meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2016 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Advaxis Inc.

Attn: Corporate Secretary

305 College Road East

Princeton, New Jersey 08540

Stockholder proposals to be presented at the 2017 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement for the 2017 annual meeting of stockholders, must be received in writing at our corporate offices no later than December 18, 2016 (45 days before the one-year anniversary of the date this proxy statement is expected to be mailed to you).

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request by mail to Gregory T. Mayes, Chief Operating Officer and Secretary, Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, or by calling (609) 250-7515. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board knows of no other matters that may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

33

Exhibit A

Certificate of Amendment

Of the

Amended and Restated Certificate of Incorporation

of

Advaxis, inc.

Advaxis, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “Corporation”), does hereby certify:

1.	The amended and restated certificate of incorporation of the Corporation is hereby amended by deleting Article Fourth thereof in its entirety and inserting the following in lieu thereof:

“Fourth : The total number of shares which the Corporation shall have the authority to issue is Seventy Million (70,000,000) shares of which Sixty-Five Million (65,000,000) shares shall be designated “Common Stock” and have a par value of $0.001 per share, and Five Million (5,000,000) shares shall be “blank check” preferred stock and have a par value of $0.001.”

2.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Amended and Restated Certificate of Incorporation to be executed and acknowledged by its duly appointed officer as of this — day of March, 2016.

ADVAXIS, INC.

By:
Gregory T. Mayes
Chief Operating Officer,
Executive Vice President and Secretary

EXHIBIT B

AMENDMENT TO THE

ADVAXIS, INC.

2015 INCENTIVE PLAN

This Amendment to the Advaxis, Inc. 2015 Incentive Plan (the “Plan”), is hereby adopted this 15th day of January, 2016, by the Board of Directors (the “Board”) of Advaxis, Inc. (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company adopted the Plan for the purposes set forth therein; and

WHEREAS, pursuant to Section 16.1 of the Plan, the Board has the right to amend the Plan with respect to certain matters, provided that any material increase in the number of Shares available under the Plan shall be subject to stockholder approval; and

WHEREAS, the Board has approved and authorized this Amendment to the Plan and has recommended that the stockholders of the Company approve this Amendment;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1. Section 5.1 of the Plan is hereby amended by increasing the share references in such section from 3,600,000 to 4,600,000, so that such section reads in its entirety as follows:

“5.1.	NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 4,600,000, plus a number of additional Shares (not to exceed 650,000 underlying awards outstanding as of the Effective Date under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 4,600,000. From and after the Effective Date, no further awards shall be granted under the Prior Plan and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.”

2. Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

The foregoing is hereby acknowledged as being the Amendment to the Advaxis, Inc. 2015 Incentive Plan, as adopted by the Board on January 15, 2016, and approved by the Company’s stockholders on March 10, 2016.

ADVAXIS, INC.

By:
Gregory T. Mayes
Chief Operating Officer
Executive Vice President and Secretary

ADVAXIS, INC.
305 College Road East
Princeton, NJ 08540

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 James P. Patton 02 Daniel J. O'Connor 03 Roni A. Appel 04 Richard J. Berman 05 Thomas J. McKearn
06 David Sidransky 07 Samir Khleif 08 Thomas J. Ridge 09 Gregory T. Mayes

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

0000261895_1 R1.0.0.51160

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

ADVAXIS, INC.
2016 Annual Meeting of Stockholders
March 10, 2016 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Daniel J. O'Connor and Gregory T. Mayes, and either one of them, proxies of and attorneys-in-fact for the undersigned, with full powers of substitution, to act for and to vote all shares of Advaxis, Inc. common stock owned by the undersigned, upon the matters set forth in the Notice of Annual Meeting and related Proxy Statement at the 2016 Annual Meeting of Stockholders of Advaxis, Inc., to be held at Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016, on Thursday, March 10, 2016 at 10:00 am, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000261895_2 R1.0.0.51160